SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive  Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          AMERICAN MEDICAL ALERT CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]     No fee required

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                1) Title of each class of securities to which transaction applies:

                2) Aggregate number of securities to which transaction applies:

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                4)      Proposed maximum aggregate value of transaction:

                5)      Total fee paid:

        [_]     Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:

                2)      Form, Schedule or Registration Statement No.:

                3)      Filing Party:

                4)      Date Filed:

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572
                                   ----------

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 11, 1997

     To the Shareholders of American Medical Alert Corp.:

           NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of American Medical Alert Corp. will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York, on Wednesday, June 11, 1997 at 10:30 A.M., Eastern Daylight Time, to consider and act upon the following matters:

                      1. The election of five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

                      2.  The  approval  of  an   amendment  to  the   Company's
           Certificate of Incorporation which would create a new class of 1,000,000 shares of Preferred Stock and also authorize the Board of Directors to both issue such Preferred Stock in series and fix the number of shares, designations, preferences, rights and limitations of each such series;

                      3. The adoption of the 1997 Stock Option Plan of American Medical Alert Corp.;

                      4. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

                      5. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

           Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

           The close of business on April 22, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.


           By Order of the Board of Directors,


                                                            JOHN ROGERS,
                                                            Secretary
Oceanside, New York
May 9, 1997

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE, ADDRESSED TO THE COMPANY'S TRANSFER AGENT, IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572
                                ----------------

                                 PROXY STATEMENT
                                ----------------

           This Proxy  Statement  is being  furnished  to the  holders of Common
Stock,  par value $.01 per share  ("Common  Stock"),  of American  Medical Alert
Corp. ("Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1997 Annual Meeting of Shareholders ("Meeting") to be held on Wednesday, June 11, 1997, at 10:30 A.M., Eastern Daylight Time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 1997 Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of 1997 Annual Meeting of Shareholders, this Proxy Statement and the Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares of Common Stock. The Company may retain an independent proxy solicitation firm to solicit proxies. The cost of such proxy solicitation will be borne by the Company. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 9, 1997.

           Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, FOR approval of an amendment to the Company's Certificate of Incorporation which would create a new class of 1,000,000 shares of Preferred Stock and authorize the Board of Directors to both issue such Preferred Stock in series and fix the number of shares, designations, preferences, rights and limitations of each such series, FOR the adoption of the 1997 Stock Option Plan of American Medical Alert Corp. and FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

           A Proxy may be revoked by a shareholder at any time before its exercise by filing with John Rogers, the Secretary of the Company at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

           The close of business on April 22, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 5,866,291 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

           A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


           At the Meeting, shareholders will elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the election of Messrs. Howard M. Siegel, Myron Segal, M.D., Leonard Herz, Peter Breitstone and Eli S. Feldman (the "nominees") to serve as directors upon their nomination at the Meeting. Each of the nominees was elected by shareholders at the 1996 Annual Meeting of Shareholders and each of the nominees is a member of the current Board of Directors. The Board does not currently plan to fill the vacancy created by the resignation, for personal reasons unrelated to the operations, policies or practices of the Company, of Wilfred L. Mossey. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies FOR one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

           Set forth below is certain information with respect to each nominee:

           HOWARD M. SIEGEL, 63, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director for more than the past five years. Mr. Siegel also served as the Company's Chief Financial Officer for more than the past five years, prior to the Company hiring Corey Aronin to serve in such capacity in September, 1996

           MYRON SEGAL, 73, M.D., F.A.C.S., has been a director of, and consultant to, the Company since October 1983. Effective May 2, 1994, Dr. Segal became the Company's Director of Medical Services. Prior to his retirement in 1995, Dr. Segal was an Associate Medical Director of New York Blue Cross and Blue Shield and served as an Advisor to the Federal Medical Program. He is a former Associate Professor of Cardiac Surgery at the University of Miami, Florida and is a fellow of the American College of Surgeons, The American College of Chest Physicians and The American College of Cardiology.

           LEONARD HERZ, 65, has been a director of the Company since June 1993. He has been the President of Leonard Herz and Associates, a financial consulting firm since 1982. Leonard Herz and Associates is located in Denver, Colorado. Mr. Herz is a certified public accountant.

           PETER BREITSTONE, 43, has been a director of the Company since March 1994. He has been the President of Breitstone & Co., Ltd., an insurance brokerage and consulting firm located in Cedarhurst, New York, since December 1989. He is also the President of Shinecock Insurance Ltd., a company providing reinsurance. He has served in such capacity since December 1987. Mr. Breitstone has also been a practicing attorney in New York for more than the past five years. Mr. Breitsone also serves as a director of Periphonics Corporation.

           ELI S. FELDMAN, 57, has been a director of the Company since April 1996. He has been the Executive Vice President and Chief Executive Officer of Metropolitan Jewish Health Systems, a not-for-profit corporation of participating health care service entities for a period in excess of five years.

NON-DIRECTOR-EXECUTIVE OFFICER

           COREY M. ARONIN, 44, joined the Company in September 1996, as the Chief Financial Officer. Previously, Mr. Aronin held senior financial positions. From December 1995 to May 1996, he served as the Executive Vice President of Finance at Affiliated Island Grocers, Inc. From August 1982 until November 1995, Mr. Aronin served as the controller and Treasurer at Golden Simcha Poultry, Inc., a closely held corporation, in which Mr. Aronin was a shareholder. A petition was filed under Chapter 7 of the Federal Bankruptcy Act in February 1996 in the United States Bankruptcy Court, District of New Jersey, by several of the creditors of Golden Simcha Poultry, Inc., which petition was confirmed on April 10, 1996. Mr. Aronin is a certified public accountant.

NON-DIRECTOR-SIGNIFICANT OFFICERS

           JOHN LESHER, 42, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, PA facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment.

           JOHN ROGERS, 50, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation from 1969 through May 1984 as Installation & Service Manager.

           There is no family relationship between any of the directors, executive officers or significant officers of the Company.

COMMITTEES

           The Board of Directors is responsible for the affairs and the business of the Company. During the Company's fiscal year ended December 31, 1996, the Board of Directors held four meetings. During such year, the Board of Directors acted on four occasions by unanimous written consent.

           The Board of Directors has a Stock Option Committee. The function of the Stock Option Committee is to administer the Company's employee stock option plans. During the Company's fiscal year ended December 31, 1996, the Stock Option Committee did not hold any meetings. During such year, the Stock Option Committee acted on two occasions by unanimous written consent.

           The Board of Directors has no standing Executive, Audit, Compensation or Nominating Committees.

           Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the Stock Option Committee, if a member thereof.

COMPENSATION OF DIRECTORS

           Pursuant to the terms of the Company's 1991 Stock Option Plan ("1991 Plan"), each director of the Company receives formula grants of stock options under the 1991 Plan. The grants are made on the first Wednesday of the month following the end of each two consecutive fiscal quarters of the Company, or if such day is a holiday, the next succeeding business day. For each director who is an employee of the Company, the number of shares subject to each such grant is equal to five percent of the dollar amount of the director's aggregate salary during the two fiscal quarters immediately preceding the date of grant. For each director who is not an employee of the Company, the number of shares subject to each such grant is equal to 2,500. As formula grants under the 1991 Plan, the foregoing grants of options to directors are not subject to the determinations of the Board of Directors or the Stock Option Committee. In addition, each non-employee director receives $500 for each meeting of the Board of Directors attended.

EXECUTIVE OFFICERS

           The Executive Officers of the Company are Howard M. Siegel, Chairman of the Board, President and Chief Executive Officer and Corey Aronin, Chief Financial Officer. The other Significant Officers of the Company are, John Lesher, Vice President, Engineering, and John Rogers, Vice President, Operations and Secretary. Information regarding each of these persons is provided above.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of April 22, 1997, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and nominee, (c) the executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

NAME AND ADDRESS                          AMOUNT AND NATURE OF           PERCENT
OF
OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP
CLASS(1)

Howard M. Siegel(2).......................  1,362,734(3)                  22.4%

Myron Segal, M.D.(2)......................     75,000(4)                   1.3%

Leonard Herz..............................     57,000(5)                     *
  254 Garfield Street
  Denver, Colorado  80206

NAME AND ADDRESS                          AMOUNT AND NATURE OF           PERCENT
OF
OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP
CLASS(1)

Peter Breitstone..........................     15,000(6)                     *
  534 Willow Avenue
  Cedarhurst, NY 11516

Eli S. Feldman............................     30,000(7)                     *
  c/o Metropolitan Jewish Health System
  6323 Seventh Avenue
  Brooklyn, NY  11220

All directors and executive
  officers as a group
  (6 persons).............................  1,517,034(8)                  24.5%


(1) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) The business address of each of Mr. Siegel and Dr. Segal is 3265 Lawson Boulevard, Oceanside, New York 11572.

(3) Includes 184,404 shares subject to currently exercisable stock options, 19,300 shares held by Mr. Siegel as custodian for his son and 10,000 shares owned by Mr. Siegel's wife. Mr. Siegel disclaims beneficial ownership of the shares owned by his wife.

(4)   Includes 22,500 shares subject to currently exercisable stock options.

(5) Includes 20,000 shares subject to currently exercisable stock options and 20,000 shares subject to currently exercisable warrants.

(6)   Includes 15,000 shares subject to currently exercisable stock options.

(7) Includes 5,000 shares subject to currently exercisable stock options and 25,000 shares issued under the 1997 Stock Option Plan of American Medical Alert Corp., subject the shareholder approval of such plan.

(8)   Includes shares indicated in notes (3), (4), (5), (6) and (7).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer (the "Named Executive Officer"), for services in all capacities to the Company and its subsidiaries during the Company's 1994, 1995 and 1996 fiscal years:


                                                                  LONG-TERM
        NAME AND                   ANNUAL COMPENSATION            COMPENSATION
        PRINCIPAL
        POSITION          YEAR     SALARY        BONUS            OPTIONS(#)

Howard M. Siegel          1996    $168,699     $34,000             9,726
Chairman of the           1995     134,038      30,441             6,106
Board, President          1994     120,192      28,200            152,572
and Chief Executive
Officer


OPTION/SAR GRANTS IN LAST FISCAL YEAR

           The following table contains information concerning options granted during the Company's 1996 fiscal year to the Named Executive Officer. All such options were granted under the 1991 Plan.

                                   PERCENT
                                   OF TOTAL
                                   OPTIONS
                                   GRANTED TO      EXERCISE
                      NUMBER OF    EMPLOYEES IN    PRICE         EXPIRATION
      NAME            OPTIONS      FISCAL YEAR     PER SHARE     DATE

Howard M. Siegel      3,125(1)        6.59%         $2.4063      January 2, 2001
                      7,601(2)       13.74%         $2.8875      July 2, 2001



(1)   These options were granted on January 3, 1996.

(2)   These options were granted on July 3, 1996.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

           The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1996 by, and the number and value at December 31, 1996 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.

                                                   NUMBER OF
                                                   SECURITIES      VALUE OF
                                                   UNDERLYING      UNEXERCISED
                                                   UNEXERCISED     IN-THE-MONEY
                                                   OPTIONS/SARS    OPTIONS/SARS
                                                   AT FY-END (#)   AT FY-END ($)
               SHARES ACQUIRED   VALUE             EXERCISABLE/    EXERCISABLE/
  NAME         ON EXERCISE (#)   REALIZED ($)(1)   UNEXERCISABLE   UNEXERCISABLE
  ----         ---------------   ---------------   -------------   -------------

Howard Siegel     241,330         $428,360.75        185,342/0      $ 5,702.79/0

--------------------
(1) Represents the closing bid price on the National Association of Securities Dealers Automated Quotation System of the underlying shares of Common Stock on the date of exercise less the option exercise price.


COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

           The Board of Directors has no Compensation Committee or other committee performing equivalent functions. As a member of the Board of Directors Mr. Siegel participated in the deliberations of the Company's Board of Directors during the Company's 1996 fiscal year concerning executive officer compensation.

STOCK OPTION PLANS

           Until 1994 the Company had in effect two stock option plans. The Incentive Stock Option Plan ("1984 Plan") was approved by the Company's Board of Directors and shareholders in 1984 and an amendment to the 1984 Plan was adopted by the Board of Directors in February 1991 and approved by the Company's shareholders in February 1992. The maximum number of shares that were issuable under the 1984 Plan was 500,000. The 1991 Stock Option Plan ("1991 Plan") was adopted by the Board of Directors in December 1991 and approved by the Company's shareholders in February 1992 and an amendment to the 1991 Plan was adopted by the Board of Directors in February 1994 and approved by the Company's shareholders in August 1994. The maximum number of shares that may be issued under the 1991 Plan, as amended, is 750,000. The 1984 Plan provided for and the 1991 Plan provides for the granting of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) to employees of the Company and non-qualified stock options to nonemployee directors, consultants and advisors of the Company. The 1984 Plan did not provide for and the 1991 Plan does not provide for the granting of stock appreciation rights.

           Except with respect to formula grants, pursuant to the 1991 Plan, the exercise price of an incentive stock option granted under the 1991 Plan is determined by the Stock Option Committee but may not be less than the fair market value (as defined) per share of the Company's Common Stock on the date such option is granted; provided that the exercise price per share for such options granted to a holder of in excess of 10% of the Company's Common Stock may not be less than 110% of such fair market value. The exercise price of a non-qualified stock option granted under the 1991 Plan is determined by the Stock Option Committee. The term of each option granted may not be for more than ten years from the date the option is granted; provided that the term for options granted to a holder of in excess of 10% of the Company's Common Stock may not be for more than five years from such date.

EMPLOYMENT AGREEMENT

           The  Company  and  Howard M.  Siegel  are  parties  to an  Employment
Agreement ("Employment Agreement"), as of January 1, 1997, which expires on December 31, 1999. Under the terms of the Agreement, pursuant to which Mr. Siegel serves as the Company's Chairman of the Board, President and Chief Executive Officer, Mr. Siegel is paid an annual base salary of $200,000 for the first year of employment, $215,000 for the second year of employment and $230,000 for the remainder of the employment term.

           In addition, Mr. Seigel will receive as additional compensation, for any year that the Company's pre-tax income, as defined in the Employment Agreement, exceeds $2,000,000 an amount equal to 8% of the Company's pre-tax income between $2,000,000 and $3,000,000, 9% of the Company's pre-tax income between $3,000,000 and $4,000,000 and 10% of the Company's pre-tax income in excess of $4,000,000. Such additional compensation may be paid to Mr. Siegel, at his option in cash, Common Stock of the Company or a combination of both.

           In the event of his death during the term of the Employment Agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base pay for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the Employment Agreement after the expiration of such period. Mr. Siegel shall be entitled to receive the base pay and the additional compensation earned for such fiscal year, if any, pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Siegel terminates his employment with the Company within six months after obtaining actual knowledge of the occurrence of certain circumstances relating to Mr. Siegel's employment, Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his "base amount" as defined in section 280G(b)(3) of the Internal Revenue Code of 1986.

           Mr. Siegel has agreed that for the term of the Employment Agreement and for 18 months after he ceases being an employee of the Company he will not directly or indirectly engage in any activity in the United States that is, directly or indirectly, competitive with the business conducted by the Company. Mr. Siegel has also agreed that he will not use or disclose to any third person any trade secrets or confidential information of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The Company's executive offices and primary monitoring center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. The Company leases this space and the adjoining 8,000 square foot parking lot from Howard M. Siegel pursuant to a five-year lease which expires on December 31, 1999. The lease provides for a current base annual rent of approximately $74,600, plus certain operating expenses, subject to a 5% annual increase. The Company believes that the terms of this lease are as favorable as could be obtained from an unaffiliated third party.

           The Company purchases insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm which is owned by Mr. Peter Breitstone. The annual commission currently earned by Breitstone & Co., Ltd. on such insurance is approximately $15,000 The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry.

                                   PROPOSAL 2
                 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
               INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK

           Shareholders are being asked to approve an amendment to Paragraph Fourth of the Company's Certificate of Incorporation to create one million shares of Preferred Stock, $.01 par value (the "Preferred Stock"), which the Board of Directors would have authority to issue from time to time in series. The Board of Directors would also have the authority to fix, before issuance of each series, the number of shares in such series and the designation, preferences, rights and limitations of such series including, among other things, the relative dividend, liquidation, voting, conversion and redemption rights of each such series.

DESCRIPTION OF PREFERRED STOCK

           The following summary of the terms of the Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the language of the proposed amendment to Paragraph Fourth of the Company's Certificate of Incorporation creating the Preferred Stock which is set forth under the heading "Proposed New Article Fourth to the Company's Certificate of Incorporation" in Exhibit A to this Proxy Statement.

           DIVIDEND RIGHTS. The Board of Directors will have authority to determine the dividend rights, if any, of shares of Preferred Stock. Any such dividends would be payable in preference to any dividends on Common Stock. Holders of Common Stock are entitled to receive, when and as declared by the Board of Directors, out of assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

           LIQUIDATION RIGHTS. The Board of Directors will also have authority to determine the liquidation rights of the holders of Preferred Stock. Amounts payable on liquidation would be payable in preference to any amounts payable on liquidation to holders of Common Stock. Subject to the rights of any other class or series of stock, holders of Common Stock are entitled to receive all assets of the Company available for distribution to shareholders in the event of the liquidation, dissolution or winding up of the Company.

           VOTING RIGHTS. Holders of Preferred Stock will have such voting rights as may be determined by the Board of Directors at the time of issuance of each series. Voting rights are presently vested exclusively in the holders of Common Stock, each of whom has one vote in respect of each share held. Shares of Common Stock do not have cumulative voting rights in the election of directors and, therefore, at present, the holders of a majority of the shares outstanding may elect all directors of the Company.

           MISCELLANEOUS. Preferred Stock will have such redemption, conversion or exchange rights as may be determined by the Board of Directors at the time of issuance thereof. The Company's Common Stock is neither redeemable nor convertible into or exchangeable for any other securities of the Company.

           If the proposed amendment is approved by shareholders, the Board of Directors will, without further action by shareholders (except as may be required by law or any rules of any stock exchange or over-the-counter market on which the Company's Common Stock may now or in the future be listed), be empowered to authorize the issuance of shares of Preferred Stock at such times, to such persons and for such consideration as it may deem desirable. However, the Company has no present plans, understandings, agreements or arrangements, and is not involved in any negotiations or discussions, involving the issuance of any of the Preferred Stock proposed to be authorized.

           The issuance of Preferred Stock by the Board of Directors could affect the rights of the holders of Common Stock. For example, such issuance could result in a class of securities outstanding that would have preference with respect to voting rights and dividends and in liquidation over the Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock.

           The authority possessed by the Board of Directors to issue Preferred Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise, which attempts could increase the value of the Company's stock, by making such attempts more difficult or costly to achieve.

           The Board of Directors has no immediate plans or intentions to issue any shares of Preferred Stock. Notwithstanding the foregoing, however, the Board of Directors considers it desirable to have such shares available for use in acquisitions, the raising of additional capital and other corporate purposes. The Board further believes that if authorization for each such issuance were postponed until a particular need arises, the Company would not then have the degree of flexibility in negotiations which may be important to the effective use of such shares.

           The Company, as a New York corporation, is subject to the provisions of Section 912 of the New York Business Corporation Law and will continue to be so subject if and for so long as it has a class of securities registered under
Section 12 of the Exchange Act. Section 912 provides, with certain exceptions (which include, among others, transactions with shareholders who became interested prior to the effective date of an amendment to the Company's Certificate of Incorporation providing that the Company would be subject to
Section 912 if the Company did not then have a class of stock registered pursuant to Section 12 of the Exchange Act), that a New York corporation may not engage in a "business combination" (e.g, merger, consolidation, recapitalization or disposition of stock) with any "interested shareholder" for a period of five years from the date that such person first became an interested shareholder unless: (a) the transaction resulting in a person becoming an interested shareholder, or the business combination, was approved by the board of directors of the Company prior to that person becoming an interested shareholder; (b) the business combination is approved by the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder, or (c) the business combination meets certain valuation requirements for the stock of the Company. An "interested shareholder" is defined as any person that (x) is the beneficial owner of 20% or more of the Company's then outstanding voting stock or (y) is an affiliate of the Company and was the beneficial owner of 20% or more of the Company's outstanding voting stock at any time in the preceding five-year period. These provisions are likely to impose greater restrictions on an unaffiliated shareholder than on the existing shareholders who will continue to own a majority of the Company's outstanding Common Stock after this offering. Additionally, Mr. Siegel's employment agreement provides for payments in the event of a change in control and certain other circumstances. All of the foregoing may operate to discourage potential acquirors of the Company.

           The Board of Directors does not presently contemplate recommending to the Shareholders for their adoption any further amendments to the Certificate of Incorporation which would affect the ability of third parties to effectuate a change in control of the Company.

FINANCIAL INFORMATION

           In considering this proposed amendment to the Company's Certificate of Incorporation, shareholders should examine the Company's consolidated financial statements and notes to such consolidated financial statements which are contained in the Company's Annual Report to Shareholders (which is being furnished to all shareholders concurrently with this Proxy Statement).

                                   PROPOSAL 3
                       APPROVAL OF 1997 STOCK OPTION PLAN
                         OF AMERICAN MEDICAL ALERT CORP.

           On April 4, 1997, the Board of Directors adopted the 1997 Stock Option Plan of American Medical Alert Corp. (the "1997 Plan"), a copy of which is included as Exhibit B to this Proxy Statement. The 1997 Plan is designed to provide an incentive to employees (including directors and officers who are key employees) and to consultants and directors who are not key employees of the Company and its subsidiaries and to offer an additional inducement in obtaining the services of such individuals. At a meeting of the Board of Directors held on April 4, 1997, the Board of Directors, the Board of Directors granted Eli S. Feldman, a director of the Corporation, a stock option for 25,000 shares of Common Stock under the 1997 Plan, subject to shareholder approval of the 1997 Plan.

ADMINISTRATION

           The 1997 Plan is to be administered by the Board of Directors or the Stock Option Committee which is required to consist of at least three members of the Board of Directors, each of whim is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the 1934 Act.

ELIGIBILITY

           All employees (including officers and directors who are employees) and all consultants and directors who are not employees of the Company or any of its subsidiaries are eligible to receive options under the 1997 Plan.

OPTIONS GRANTED UNDER THE 1997 PLAN

           Options may be granted by the Stock Option Committee to eligible employees in such numbers and at such times as the Stock Option Committee shall determine.

OPTION CONTRACTS

           Each grant of an option will be evidenced by a written contract between the Company and the optionee receiving the grant containing such terms, provisions and conditions, not inconsistent with the 1997 Plan, as may be determined by the Stock Option Committee (the "Contract").

TERMS AND CONDITIONS OF OPTIONS

           The options granted under the 1997 Plan will be subject to, among other things, the following terms and conditions:

           (a) Options may be granted for terms determined by the Stock Option Committee, provided, however, that the term of an incentive stock option may not exceed 10 years (5 years if the option holder owns (or is deemed to own) stock possessing more than 10% of the voting power of the Company).

           (b) The exercise price for each option granted will be determined by the Stock Option Committee, provided, however, that the exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant (110% in the case of an incentive stock option granted to an optionee who owns (or is deemed to own) more than 10% of the total combined voting power of the Company). Options are payable in full upon exercise or, if the Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check, or with the authorization of the Stock Option Committee, with cash, a certified check and/or with previously acquired shares of Common Stock or any combination thereof, depending on the terms of the Contract.

           (c) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by him or his legal representatives.

           (d) If the relationship of the optionee whose employment or consulting relationship with the Company is terminated for any reason other than death or a permanent and total disability, the option may be exercised, to the extent exercisable by the holder at the time of such termination within three months thereafter, but in no event after expiration of the term of the option. However, if such relationship was terminated either for cause or without the consent of the Company, such option shall terminate immediately. In the case of the death of the optionee while employed by, or as a consultant to the Company or its parent or any subsidiary of the Company (or within three months after termination of the employment or consulting relationship or within one year after termination of the employment or consulting relationship by reason of disability), his or her legal representative may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. An optionee whose employment or consulting relationship was terminated by disability may exercise his or her option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option.

           (e) The Company, its parent or any subsidiary may withhold cash or with the consent of the Stock Option Committee shares of Common Stock to be issued upon the exercise of an option or a combination of both having an aggregate fair market value equal to the amount which the Stock Option Committee determines is necessary to satisfy its obligation to withhold federal, state and local taxes incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

           Appropriate adjustments shall be made in the number and kind of shares available under the 1997 Plan, in the number and kind of shares subject to each outstanding option and in the exercise prices of such options in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange or shares or the like.

           In the event of the Company's liquidation or dissolution, merger in which the Company is not the surviving corporation or consolidation, or any other capital reorganization in which more than 50% of the Company's Common Stock are exchanged, any outstanding options shall terminate, unless otherwise provided in the transaction.

DURATION AND AMENDMENT OF THE 1997 PLAN

           No option may be granted pursuant to the 1997 Plan after April 3, 2007. The Board of Directors may at any time suspend, terminate or amend the 1997 Plan, in whole or in part, or amend it from time to time, provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would increase the maximum number of shares available for the grant of options (except the anti-dilution adjustments described above), change the eligibility requirements for employees who may receive options or make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval.

FEDERAL INCOME TAX TREATMENT

           The following is a general summary of the federal income tax consequences under current tax law of incentive and non-qualified stock options. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b)of the 1934 Act, and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

           An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option or a non-qualified stock option.

           In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

           Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company is generally entitled to a deduction for such amount on the date of exercise. If the optionee later sells shares acquired pursuant to the non-qualified stock option, he or she will recognize long-term or short-term capital gain or loss.

           In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

           Since the number of options that may be granted pursuant to the 1997 Plan will be determined by the Committee it is not possible, at this time, to state the number that will be received by or allocated by the Company to any eligible participant. The Board of Directors has granted Eli S. Feldman, a director of the Corporation, a stock option for 25,000 shares of Common Stock under the 1997 Plan, subject to shareholder approval of the 1997 Plan.

                                   PROPOSAL 4
                            RATIFICATION OF SELECTION
                                       OF
                              INDEPENDENT AUDITORS

           The Board of Directors believes that it is appropriate to submit for approval by its shareholders its selection of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ended December 31, 1997. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

           On August 17, 1995, the Company's Board of Directors approved the dismissal of Deloitte & Touche LLP as its independent public accountants, which dismissal would take effect simultaneously with the Company's appointment of a new independent public accountant. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Deloitte & Touche LLP for either of the past two fiscal years ended December 31, 1994.

           During the Company's two most recent fiscal years ended December 31, 1994 and the subsequent interim period preceding Deloitte & Touche LLP's dismissal on August 17, 1995, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference in connection with its report concerning the Company's financial statements to the subject matter of the disagreements.

           On August 17, 1995, the Company's Board of Directors approved the proposal to engage Margolin, Winer & Evens LLP to be the Company's independent public accountants for its fiscal year ending December 31, 1995.

           A representative of Margolin, Winer & Evens LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to appropriate questions from shareholders.


                               VOTING REQUIREMENTS

           Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of all outstanding shares entitled to vote at the Meeting will be required to approve the amendment to the Company's Certificate of Incorporation creating a new class of 1,000,000 shares of Preferred Stock (Proposal 2) and to approve the adoption of the 1997 Stock Option Plan of American Medical Alert Corp. (Proposal 3). The affirmative vote of a majority of the votes cast at the meeting will be required to ratify the appointment of Margolin, Winer & Evens LLP as auditors of the Company for the fiscal year ending December 31, 1997 (Proposal 4). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter. THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSALS 2, 3 AND 4.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

           Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company not later than January 6, 1998 for inclusion in the Company's proxy statement and form of proxy for that meeting.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all filing requirements applicable to such persons were complied with, except that during 1996, Mr. Leonard Herz failed to timely file one report with respect to the extension of the term of certain Warrants to Purchase Common Stock owned by him.

OTHER MATTERS

           Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

           All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed Proxy.

                                          By Order of the Board of Directors,

                                                    JOHN ROGERS
                                                    Secretary
May 9, 1997

                                                                       EXHIBIT A
                                                                       ---------




                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                          AMERICAN MEDICAL ALERT CORP.

               (Under Section 805 of the Business Corporation Law)


           1.         The name of the  corporation  is  American  Medical  Alert
Corp.

           2. The Certificate of Incorporation of the corporation was filed by the Department of State on January 14, 1981.

           3.         A  Certificate   of  Amendment  of  the   Certificate   of
Incorporation of American Medical Alert Corp. was filed in the office on each of August 12, 1981 and December 1, 1983.

           4. The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article Fourth the following new Article Fourth:

           "The total number of shares of stock which the corporation shall have authority to issue shall be 11,000,000, of which 10,000,000 shares shall be common stock, par value $.01 per share, and 1,000,000 shares shall be preferred stock, par value $.01 per share. The shares of preferred stock shall be issuable in one or more series as determined from time to time by the Board of Directors. The Board of Directors hereby is expressly vested with authority, by resolution or resolutions, to establish with respect to each such series, its designation, number, full or limited voting powers or the denial of voting powers, and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determining the following:

                      (i) the number of shares constituting that series and the distinctive designation of that series;

                      (ii) whether the holders of shares of that series shall be entitled to receive dividends and, if so, the rates of such dividends, conditions under which and times such dividends may be declared or paid, any preference of any such dividends to, and the relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or non-cumulative and, if cumulative, from which date or dates;

                      (iii) whether the holders of shares of that series have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions of exercise of such voting rights;

                      (iv) whether shares of that series shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, the price or prices of or the rate or rates at which shares of such series shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

                      (v) whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                      (vi) whether the shares of that series shall be subject to the operation of a retirement or sinking fund and, if so subject, the extent and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                      (vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and any presence of any such rights to, and the relation to, the rights in respect thereto of any class or classes of stock or any other series of the same class; and

                      (viii)  any  other  relative   rights,   preferences   and
                      limitations of that series;

           PROVIDED, HOWEVER, that if the stated dividends and amounts payable on liquidation with respect to shares of any series of the Preferred Stock are not paid in full, the shares of all series of the Preferred Stocks shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets (other than by way of dividends) in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full."

           5.         The  amendment  to  the   corporation's   Certificate   of
                      Incorporation was authorized by vote of the board of directors followed by vote of the holders of a majority of all the outstanding shares of Common Stock of the corporation.

           IN WITNESS WHEREOF, we have executed this certificate this ____ day of ______, 1997, and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.


                                               _________________________________
                                               Howard M. Siegel, President


                                               _________________________________
                                               John Rogers, Secretary

                                                                       EXHIBIT B
                                                                       ---------


                             1997 STOCK OPTION PLAN
                                       of
                          AMERICAN MEDICAL ALERT CORP.

           1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of American Medical Alert Corp., a New York corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph
19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

           2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed [750,000]. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

           3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (the "Committee") consisting of not less than three directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). Unless otherwise provided in the By-Laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

           Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, its Parent (as such term is defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold taxes or other amounts; whether an optionee is Disabled (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, PROVIDED that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and PROVIDED FURTHER, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

           No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition, each member and former member of the Committee shall be indemnified and held harmless by the Company from and against any liability, claim for damages and expenses in connection therewith by reason of any action or failure to act under or in connection with the Plan, any option granted hereunder or any Contract to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, By-Laws and applicable law.

           4. ELIGIBILITY. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Committee may determine in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine in its sole discretion; PROVIDED, HOWEVER, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 250,000 shares; and PROVIDED FURTHER that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

           5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and PROVIDED FURTHER that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

           The fair market  value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

           6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; PROVIDED, HOWEVER, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and PROVIDED FURTHER that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

           7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check or (b) with the authorization of the Committee, with cash, a certified check and/or with previously acquired shares of Common Stock, having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised; PROVIDED, HOWEVER, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.

           The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

           An optionee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

           In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

           8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to him as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant of the Company or any of its Subsidiaries shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant of the Company, its Parent or any of the Subsidiaries (regardless of a change in status from one to the other or having been transferred from one corporation to another).

           For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

           Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than his death or Disability may exercise the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if his directorship is terminated for cause, such option shall terminate immediately.

           Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

           9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies
(a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of his Disability, the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of his Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

           Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is a director of the Company, (b) within three months after the termination of his directorship with the Company (unless such termination was for cause) or (c) within one year after the termination of his directorship by reason of his Disability, the options granted to him as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

           10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

           The Committee may require, in its sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

           In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

           11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee in its sole discretion. The terms of each option and Contract need not be identical.

           12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

           In the event of (a) the  liquidation  or  dissolution of the Company,
(b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of the Company with respect to their shares of stock in the Company), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

           13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on April 4, 1997. No option may be granted under the Plan after April 3, 2007. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated the Exchange Act or Section 162(m) of the Code or any change in applicable law or regulation, ruling or interpretation of any governmental agency or regulatory body; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

           14. NON TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

           15. WITHHOLDING TAXES. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value
(determined in accordance with Paragraph 5) equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

           16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

           The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

           17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

           18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

           19.        DEFINITIONS.

                      (a) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                      (b)   "Disability"   shall  mean  a  permanent  and  total
disability within the meaning of Section 22(e)(3) of the Code.

                      (c) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                      (d) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                      (e)  "Subsidiary"   shall  have  the  same  definition  as
"subsidiary corporation" in Section 424(f) of the Code.

           20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

           Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

           21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

           22. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes of all outstanding shares entitled to vote hereon at the next duly held meeting of the Company's shareholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, PROVIDED that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before _________, 1998, the Plan and any options granted hereunder shall terminate.

PROXY                      AMERICAN MEDICAL ALERT CORP.                    PROXY
                 (Solicited on behalf of the Board of Directors)

      The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1997 Annual Meeting of Shareholders of AMERICAN MEDICAL ALERT CORP., to be held at the offices of Parker Chapin Flattau &
Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York, on Wednesday, June 11, 1997 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

      The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

      Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, (ii) FOR approval of an amendment to the Company's Certificate of Incorporation, (iii) FOR adoption of the 1997 Stock Option Plan of American Medical Alert Corp. and (iv) FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and in accordance with their discretion on such other matters as may properly come before the meeting.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES.

1.    Election of        FOR all nominees                     WITHHOLD AUTHORITY
      five Directors     listed (except as marked to the      to vote for all
                         listed nominees contrary)            below
                              [_]                                  [_]

Nominees:        Howard M. Siegel, Myron Segal, M.D.,  Leonard Herz,
                 Peter Breitstone and Eli S. Feldman.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. Approval of an Amendment to the Company's Certificate of Incorporation which would create a new class of Preferred Stock consisting of 1,000,000 shares, with $.01 par value

            [_] FOR           [_] AGAINST          [_] ABSTAIN

3.    The adoption of the 1997 Stock Option Plan of American Medical Alert Corp.

            [_] FOR           [_] AGAINST          [_] ABSTAIN

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

4. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

            [_] FOR           [_] AGAINST          [_] ABSTAIN

5. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

            [_] FOR           [_] AGAINST          [_] ABSTAIN

      The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the amendment to the Certificate of Incorporation of American Medical Alert Corp., FOR the adoption of the 1997 Stock Option Plan of American Medical Alert Corp., FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                          Dated  _____________________, 1997

                                          __________________________________

                                          __________________________________
                                                     Signature(s)


                                        (Signature(s) should conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)